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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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

-------------------------------------------------   -------------   -----------------   ---------------  --------------  -----------
LTV :                                                 Fixed $            2/28 $             3/27 $          5/25 $          Other
-------------------------------------------------   -------------   -----------------   ---------------  --------------  -----------
                                        Below 70     17,314,162        61,818,257         5,749,392         505,248           0
-------------------------------------------------
                                     70.01 to 75     5,680,862         33,994,901         2,480,611         862,283           0
-------------------------------------------------
                                     75.01 to 80     12,882,424       222,258,522         41,347,510       2,291,348       271,274
-------------------------------------------------
                                     80.01 to 85     6,655,564         56,340,345         8,429,916         528,069           0
-------------------------------------------------
                                     85.01 to 90     7,237,472         77,251,866         7,287,521         364,523           0
-------------------------------------------------
                                     90.01 to 95     4,711,957         28,008,150         1,975,889            0              0
-------------------------------------------------
                                    95.01 to 100     15,280,595        12,008,662         1,801,331            0              0
-------------------------------------------------
                                     100.01 plus
-------------------------------------------------

-------------------------------------------------
FICO
-------------------------------------------------
                                       below 549     6,884,874         72,302,640         7,064,895         748,031           0
-------------------------------------------------
                                      550 to 574     4,657,925         44,838,276         6,122,027         218,487           0
-------------------------------------------------
                                      575 to 599     6,547,115         46,364,390         6,849,052            0              0
-------------------------------------------------
                                      600 to 624     10,040,405        58,292,327         7,300,770         195,323           0
-------------------------------------------------
                                      625 to 649     12,408,837        73,214,651         12,541,249        926,029           0
-------------------------------------------------
                                      650 to 674     7,628,134         73,415,677         12,358,868        840,700           0
-------------------------------------------------
                                      675 to 699     9,523,770         56,770,642         8,521,583         864,000           0
-------------------------------------------------
                                        700 plus     12,071,973        66,482,101         8,313,724         758,899        271,274
-------------------------------------------------

-------------------------------------------------
Property Type:
-------------------------------------------------
                          Single-Family Detached     52,700,429       371,517,184         53,991,375       3,082,658          0
-------------------------------------------------
                                             PUD     6,227,240         62,106,758         7,312,956         827,283           0
-------------------------------------------------
                                           Condo     4,936,025         27,745,859         5,139,457         474,500        271,274
-------------------------------------------------
                                  3+ Family Det.      971,631          9,228,735          2,146,641         167,029           0
-------------------------------------------------
                              Manufactured House      724,422           694,273               0                0              0
-------------------------------------------------
                                           Other     4,203,288         20,387,894          481,739             0              0
-------------------------------------------------

-------------------------------------------------
Purpose:
-------------------------------------------------
                                        Purchase     18,608,025       214,791,620         38,618,411        564,523        271,274
-------------------------------------------------
                             Refinance rate/term     3,984,333         13,243,207         2,075,534            0              0
-------------------------------------------------
               Cash Out Refi (COF) Below  70 LTV     15,861,461        55,919,097         5,276,128         505,248           0
-------------------------------------------------
                      COF with  LTV  70.01 to 75     5,461,332         28,732,843         2,120,155         862,283           0
-------------------------------------------------
                      COF with  LTV  75.01 to 80     9,270,726         61,886,555         8,546,237        2,291,348          0
-------------------------------------------------
                      COF with  LTV  80.01 to 85     5,713,560         44,989,856         6,250,843         328,069           0
-------------------------------------------------
                      COF with  LTV  85.01 to 90     5,699,416         47,883,494         4,218,205            0              0
-------------------------------------------------
                      COF with  LTV  90.01 to 95     2,968,786         17,645,261         1,517,366            0              0
-------------------------------------------------
                     COF with  LTV  95.01 to 100     2,195,396         6,588,769           449,291             0              0
-------------------------------------------------
                     COF with   LTV  100.01 plus         0                 0                  0                0              0
-------------------------------------------------
                                           Other         0                 0                  0                0              0
-------------------------------------------------

-------------------------------------------------
Occupancy Status:
-------------------------------------------------
                                  Owner Occupied     67,793,399       466,575,755         67,186,629       4,102,598       271,274
-------------------------------------------------
                                        2nd Home     1,811,776         21,183,009         1,524,454         248,871           0
-------------------------------------------------
                                      Investment      157,859          3,921,939           361,086          200,000           0
-------------------------------------------------
                                           Other         0                 0                  0                0              0
-------------------------------------------------


-------------------------------------------------
Loan Balance
-------------------------------------------------
                                    Below 50,000     9,281,768         5,600,584           172,774             0              0
-------------------------------------------------
                            50,000.01 to 100,000     17,793,939        36,487,852         5,787,049         171,865           0
-------------------------------------------------
                           100,000.01 to 150,000     11,452,883        58,977,629         13,978,912        105,300           0
-------------------------------------------------
                           150,000.01 to 200,000     9,290,692         65,206,216         13,894,603        683,778           0
-------------------------------------------------
                           200,000.01 to 400,000     18,393,721       229,491,737         25,459,028       2,260,245       271,274
-------------------------------------------------
                           400,000.01 to 500,000     1,811,191         58,027,832         8,053,722        1,330,283          0
-------------------------------------------------
                           500,000.01 to 600,000     1,064,381         22,167,055         1,087,031            0              0
-------------------------------------------------
                         600,000.01 to 1,000,000      674,460          15,721,799          639,050             0              0
-------------------------------------------------
                          1,000,000.01 and above         0                 0                  0                0              0
-------------------------------------------------

-------------------------------------------------
Loan Term
-------------------------------------------------
                                       >30 Years         0                 0                  0                0              0
-------------------------------------------------
                                        30 Years     50,919,002       491,680,703         69,072,169       4,551,470       271,274
-------------------------------------------------
                                        20 Years     2,430,249             0                  0                0              0
-------------------------------------------------
                                        15 Years     15,753,584            0                  0                0              0
-------------------------------------------------
                                           Other      660,199              0                  0                0              0
-------------------------------------------------

-------------------------------------------------
Documentation Type
-------------------------------------------------
                              Full Documentation     44,807,156       225,303,903         35,759,749       3,638,088          0
-------------------------------------------------
                           Limited Documentation      961,984          7,968,207           224,289             0              0
-------------------------------------------------
                   Stated Docs with LTV below 70     5,498,475         26,827,023         1,881,286         81,842            0
-------------------------------------------------
               Stated Docs with LTV  70.01 to 75     2,035,806         14,682,319         1,255,893            0              0
-------------------------------------------------
              Stated Docs with LTV   75.01 to 80     3,414,253        139,222,680         24,533,705        396,000        271,274
-------------------------------------------------
              Stated Docs with LTV   80.01 to 85     1,772,593         27,545,408         3,065,125         161,040           0
-------------------------------------------------
              Stated Docs with LTV   85.01 to 90     1,203,712         35,640,496         1,559,895         274,500           0
-------------------------------------------------
              Stated Docs with LTV   90.01 to 95     1,167,118         8,983,736           364,504             0              0
-------------------------------------------------
             Stated Docs with LTV   95.01 to 100     8,843,925         2,712,150           284,397             0              0
-------------------------------------------------
               Stated Docs with LTV above 100.01         0                 0                  0                0              0
-------------------------------------------------
                                           Other         0                 0                  0                0              0
-------------------------------------------------


-------------------------------------------------
Lien Status
-------------------------------------------------
                                        1st Lien     52,857,655       491,680,703         69,072,169       4,551,470       271,274
-------------------------------------------------
                 Second Liens with LTV below  85     1,306,512             0                  0                0              0
-------------------------------------------------
              Second Liens with LTV  85.01 to 90      397,913              0                  0                0              0
-------------------------------------------------
              Second Liens with LTV  90.01 to 95      960,355              0                  0                0              0
-------------------------------------------------
             Second Liens with LTV  95.01 to 100     14,240,600            0                  0                0              0
-------------------------------------------------
             Second Liens with LTV  above 100.01         0                 0                  0                0              0
-------------------------------------------------

-------------------------------------------------
Interest Only
-------------------------------------------------
                         Dollar of Mortgage Type      345,495         157,465,727         29,000,722       2,407,718          0
-------------------------------------------------
                                       Ave. FICO        696               668                663              663             0
                                        Ave. LTV       83.05             80.77              80.10            78.24            0
-------------------------------------------------
                                   % Stated Docs         0               56.50               9.55            0.35             0
-------------------------------------------------
                                     % Full Docs         0               24.52               5.78            0.92             0
-------------------------------------------------

-----------------------------------------------------
MH Stratification:
-----------------------------------------------------
Total Balance                              1,418,696
% Pool Balance                                 0.22%
Ave. FICO                                        647
Ave. LTV                                       75.95
% Full Docs                                  100.00%
-----------------------------------------------------

-----------------------------------------------------
Silent Seconds Stratification:
-----------------------------------------------------
Total Balance                            199,260,705
% Pool Balance                                31.36%
Ave. FICO                                        670
Ave. LTV                                       80.09
% Full Docs                                   31.82%
-----------------------------------------------------

-----------------------------------------------------
Second Lien Stratification:
-----------------------------------------------------
Total Balance                             16,905,380
% Pool Balance                                 2.66%
Ave. FICO                                        680
Ave. LTV                                       97.37
% Full Docs                                   35.64%
-----------------------------------------------------

-----------------------------------------------------
LTV Above 90 Stratification:
-----------------------------------------------------
Total Balance                             63,786,583
% Pool Balance                                10.04%
Ave. FICO                                        649
Ave. LTV                                       97.13
% Full Docs                                   61.15%
-----------------------------------------------------